SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                       (Date of earliest event reported):
                               December 16, 1999


                           PHILLIPS PETROLEUM COMPANY
               (Exact name of registrant as specified in charter)


        Delaware                   1-720                 73-0400345
     (State or other       (Commission File No.)        (IRS Employer
     jurisdiction of                                 Identification No.)
     incorporation)

     Phillips Building, Bartlesville, Oklahoma             74004
     (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (918) 661-6600



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ITEM 5.     OTHER EVENTS.

            Phillips Petroleum Company, a Delaware corporation ("Phillips"), Duke Energy Corporation, a North Carolina corporation ("Duke"), and Duke Energy Field Services L.L.C., a Delaware limited liability company ("Field Services") entered into a Contribution Agreement , dated as of December 16, 1999 (the "Contribution Agreement"), pursuant to which Phillips and Duke will combine certain of their continental United States and Canadian midstream natural gas gathering, processing and marketing operations in Field Services. Phillips and Duke, directly or through indirect wholly owned subsidiaries, will initially own 30.3% and 69.7%, respectively, of the voting and economic interests of Field Services.

            The foregoing summary of the Contribution Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the Contribution Agreement which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

            In connection with the Contribution Agreement, Phillips, Duke and Field Services simultaneously entered into a Governance Agreement, dated as of December 16, 1999 (the "Governance Agreement"), which sets forth certain terms and conditions governing Field Services.

            The foregoing summary of the Governance Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the Governance Agreement which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

            The press release issued by Phillips and Duke in connection with the execution of the Contribution Agreement and the Governance Agreement is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

            Phillips and Duke held an investor and analyst meeting on December 17, 1999 relating to the execution of the Contribution Agreement and the Governance Agreement. Certain presentation materials used at the meeting are attached hereto as Exhibit 99.4 and are hereby incorporated herein by reference.


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ITEM 7.           EXHIBITS.


  EXHIBIT NUMBER                         DESCRIPTION

       99.1 Contribution Agreement, dated as of December 16, 1999, by and among Phillips Petroleum Company, Duke Energy Corporation and Duke Energy Field Services, L.L.C.

       99.2 Governance Agreement, dated as of December 16, 1999, by and among Phillips Petroleum Company, Duke Energy Corporation and Duke Energy Field Services, L.L.C.

       99.3         Press Release, dated December 16, 1999.

       99.4 Presentation Materials used at an investor and analyst meeting on December 17, 1999.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           PHILLIPS PETROLEUM COMPANY


                                By: /s/ Rand C. Berney
                                   -----------------------------------
                                   Name: Rand C. Berney
                                   Title: Vice President and Controller



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                                  EXHIBIT INDEX


  EXHIBIT NUMBER                         DESCRIPTION

       99.1 Contribution Agreement, dated as of December 16, 1999, by and among Phillips Petroleum Company, Duke Energy Corporation and Duke Energy Field Services, L.L.C.

       99.2 Governance Agreement, dated as of December 16, 1999, by and among Phillips Petroleum Company, Duke Energy Corporation and Duke Energy Field Services, L.L.C.

       99.3         Press Release, dated December 16, 1999.

       99.4 Presentation Materials used at an investor and analyst meeting on December 17, 1999.